CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A Registration Statement (No. 33-70978) for The Aquinas Funds, Inc.



                                       ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
February 25, 1999